Exhibit 32.1	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Tammy Skalko, Chief Executive Officer and Chief Financial Officer of Pole Perfect Studios, Inc. (the "Company") certify pursuant to 18 U.P.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. I have reviewed the quarterly report on Form 10-Q of Pole Perfect Studios, Inc. for the Quarter ended September 30, 2008;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the period presented in this quarterly report.

Date: November 13, 2008

/s/ Tammy Skalko
___________________
Tammy Skalko,
Chief Executive Officer
Principal Financial and
Accounting Officer